EXHIBIT B
An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding-company system.
FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI LP, Inc.
ESI Doswell GP, Inc.
*Doswell I, Inc.
Doswell Limited Partnership

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI Hawkeye Power, LLC
Hawkeye Power Partners, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Gray County Wind, LLC
Gray County Wind Energy, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Lake Benton Acquisitions, LLC
Lake Benton Power Partners II, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Paris GP, Inc.
*FPL Energy Paris LP, LLC
Lamar Power Partners, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI West Texas Energy, Inc.
*ESI West Texas Energy LP, LLC
West Texas Wind Energy Partners, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*FPL Energy Maine, Inc.
FPL Energy Maine Hydro LLC
FPL Energy Wyman LLC
FPL Energy Wyman IV LLC (61.7831%)
FPL Energy Mason LLC
FPL Energy Cape, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy MH50 GP, LLC
*FPL Energy MH50 LP, LLC
FPL Energy MH50, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI Vansycle GP, Inc.
*ESI Vansycle LP, Inc.
ESI Vansycle Partners, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Vansycle L.L.C.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*Badger Windpower Holdings, LLC
Badger Windpower, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pecos Wind I GP, LLC
*FPL Energy Pecos Wind I LP, LLC
FPL Energy Pecos Wind I, LP
*FPL Energy Pecos Wind II GP, LLC
*FPL Energy Pecos Wind II LP, LLC
FPL Energy Pecos Wind II, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Upton Wind I GP, LLC
*FPL Energy Upton Wind I LP, LLC
FPL Energy Upton Wind I, LP
*FPL Energy Upton Wind II GP, LLC
*FPL Energy Upton Wind II LP, LLC
FPL Energy Upton Wind II, LP
*FPL Energy Upton Wind III GP, LLC
*FPL Energy Upton Wind III LP, LLC
FPL Energy Upton Wind III, LP
*FPL Energy Upton Wind IV GP, LLC
*FPL Energy Upton Wind IV LP, LLC
FPL Energy Upton Wind IV, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Seabrook, LLC (88.2%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Hancock County Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*FPL Energy Bastrop GP, Inc.
*FPL Energy Bastrop LP, LLC
Bastrop Energy Partners, L.P. (50%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Indian Mesa GP, LLC
*FPL Energy Indian Mesa LP, LLC
NWP Indian Mesa Wind Farm, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Delaware Mountain GP, LLC
*FPL Energy Delaware Mountain LP, LLC
Delaware Mountain Wind Farm, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Pennsylvania Windfarms, Inc.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*Backbone Windpower Holdings, LLC
Backbone Mountain Windpower LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy New York, LLC
Bayswater Peaking Facility, LLC

* denotes direct ownership interest in the EWG.